SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 August 11, 1997



                        ELECTRONICS COMMUNICATIONS CORP.
             (Exact name of Registrant as specified in its Charter)



     Delaware                         1-13764                      11-2649088
--------------------------------------------------------------------------------
  (State or other            (Commission File Number)            (IRS Employer
  jurisdiction of                                                Identification
  incorporation)                                                    Number)



                    10 Plog Road, Fairfield, New Jersey 07004
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


                                 (201) 808-8862
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               Registrant's telephone number, including area code


                                       None
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 4.  Changes in the Registrant's Certifying Accountant

          (a) Electronics Communications Corp. has terminated the services of the firm of Stetz and Belgiovine CPAs, as of August 11, 1997.

          The information required by Item 304 (a)(1), including compliance with
Item 304 (a)(3), of Regulation S-K, ss229.304 (a)(1) and (a)(3), is as follows:

          ss229.304 (Item 304)

          (a)(1)(i) The former accountant, Stetz and Belgiovine, CPAs were dismissed as of August 11, 1997.

          (a)(1)(ii) The principal accountant's report for the fiscal year ended December 31, 1997, was qualified in that it raised substantial doubt about the Registrant's ability to continue as a going concern.

          (a)(1)(iii) The change of accountants was approved by the Registrant's Board of Directors on August 11, 1997.

          (a)(1)(iv) During the registrant's two most recent fiscal years and any subsequent interim period preceding the dismissal, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement(s), if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

          (a)(1)(v) Provide the information required by paragraph (a)(1)(iv) of this Item for each of the kinds of events (even though the Registrant and the former accountant did not express a difference of opinion regarding the event) listed in (A) through (D) of this section, that occurred within the Registrant's two most recent fiscal years and any subsequent interim period preceding the former accountant's resignation, declination to stand for re-election or dismissal ("reportable events").

          (a)(1)(v) (A) Not Applicable.

          (a)(1)(v) (B) Not Applicable.

          (a)(1)(v) (C) (1) Not Applicable.

          (a)(1)(v) (C) (2) Not Applicable.

          (a)(1)(v) (D) (1) Not Applicable.

          (a)(1)(v) (D) (2) Not Applicable.

          (a)(3) The Registrant has requested the former accountant to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant in response to Item 304 (a). The former accountant's letter is not available at the time of filing and will be filed by amendment within thirty days thereafter.

          (b) Electronics Communications Corp. engaged the firm of Wiss and Company, LLP, CPAs on August 11, 1997, as the new independent accountant to audit its financial statements.

          The  information   required  by  Item  304(a)(2)  of  Regulation  S-K,
ss229.304 (a)(2) is as follows:

          (a)(2) Electronics Communications Corp. engaged the firm of Wiss and Commpany, LLP, CPAs as the Company's Independent Certified Public Accountants to audit its financial statements on August 11, 1997. During the Registrant's two most recent fiscal years, and any subsequent interim period prior to engaging that accountant, neither the Registrant (nor someone on its behalf) consulted the newly engaged accountant regarding the items set forth in subparagraphs
(a)(2)(i) or (ii).

Item 8. Change in Fiscal Year.

          On August 11, 1997, the Company determined to change its fiscal year end from December 31, to March 31. The report covering the transition period was reported on Form 10-QSB, for the period ended March 31, 1997.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereto duly authorized.





Date:  August 14, 1997                             By:  s/s Les Winder
                                                        --------------
                                                 Name:  Les Winder
                                                Title:  Executive Vice President